Exhibit 10.11
SELECT MEDICAL HOLDINGS CORPORATION
RESTRICTED STOCK AWARD AGREEMENT
UNDER THE 2005 EQUITY INCENTIVE PLAN
     This Restricted Stock Award Agreement (this “Agreement”) is made as of February 24, 2005 (the “Effective Date”), between Select Medical Holdings Corporation, a Delaware corporation (the “Company”), and Rocco A. Ortenzio (the “Participant”).
     WHEREAS, the Company has adopted the 2005 Equity Incentive Plan (the “Plan”), all of the terms and provisions of which are incorporated herein by reference and made a part hereof;
     WHEREAS, the Company or a Subsidiary thereof has retained the Participant to provide valuable services to the Company and its Subsidiaries;
     WHEREAS, in order to provide an incentive to the Participant in respect of his employment with or other service to the Company and its Subsidiaries, the Company has approved and authorized the issuance of certain shares of the Common Stock of the Company, par value $.001 per share (the “Stock”), to the Participant, subject to the terms of the Plan and this Agreement; and
     WHEREAS, all capitalized terms used but not defined herein shall have the meanings set forth in the Plan.
     NOW, THEREFORE, in consideration of the services rendered and to be rendered by the Participant, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Participant agree to the terms and conditions set forth herein.
     1. Award of Restricted Stock. Subject to the Participant’s execution and delivery of the Stockholders Agreement dated as of February 24, 2005 among the Company and its stockholders party thereto, the Company hereby awards and issues to the Participant, effective as of the date hereof, 10,897,269 shares of Stock (the “Restricted Stock”).
     2. Vesting Schedule. Subject to the further provisions of this Agreement, commencing on February 24, 2005, 100.000% of the shares of Restricted Stock shall have vested. Subject to Section 6 hereof, the period beginning on the date hereof through and including the vesting date for any shares of Restricted Stock shall be referred to herein as the “Restricted Period” with respect to such shares of Restricted Stock.
     3. Transferability. Shares of Restricted Stock which have not vested may not be sold, assigned, transferred, pledged, or otherwise disposed of under any circumstances during the applicable Restricted Period, except that such shares may be transferred to a Permitted Transferee who agrees in writing (in a form satisfactory to the Company and its counsel) to be bound by this Agreement to the same extent as the Participant. The Restricted Stock shall not be subject to execution, attachment or similar process during the applicable Restricted Period. Upon any attempt to transfer, assign, pledge, or otherwise dispose of the Restricted Stock during the applicable Restricted Period contrary to the provisions of the Plan or this Agreement, or upon the levy of any attachment or similar process upon the Restricted Stock during the applicable Restricted Period, the Restricted Stock shall immediately be forfeited to the Company and cease to be outstanding.
     4. Investment Representation.
     (a) The Restricted Stock is awarded under this Agreement at a time when there is not in effect under the Securities Act of 1933, as amended (the “Securities Act”), a registration statement relating to the shares of Restricted Stock awarded and there is not available for delivery to the Participant a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act. The Participant represents and agrees that (i) the Participant is acquiring the shares of Restricted Stock for the purpose of investment and not with a view to their resale or distribution and (ii) prior to selling or offering for sale any such shares, the Participant will furnish the Company with an opinion of counsel satisfactory to the Company to the effect that such sale may lawfully be made and will furnish it with such certificates as to factual matters as it may reasonably request.
     (b) Certificates representing the shares of Restricted Stock shall be marked with the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act and the other provisions of this Agreement relating to the transfer of Stock:
“The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon such registration or upon receipt by the Company of an opinion of counsel satisfactory to the Company that registration is not required for such sale or transfer.”
     (c) The Company may, but shall in no event be obligated to, register the Restricted Stock pursuant to the Securities Act, and in the event any shares of Restricted Stock are so registered the Company may remove any legend on certificates representing such shares of Restricted Stock. Except as provided in the Registration Rights Agreement, the Company shall not be obligated to take any affirmative action in order to cause the issuance of shares of Restricted Stock pursuant hereto to comply with any law or regulation of any governmental authority.
     5. Forfeiture of Restricted Stock. Any shares of Restricted Stock issued pursuant to this Agreement which have not vested shall immediately be forfeited to the Company and cease to be outstanding upon the termination, for any reason, of the Participant’s employment and service with the Company and all its Subsidiaries.

     6. Acceleration of Vesting Upon Change of Control or IPO.
     (a) Upon a Change of Control all Restricted Periods shall terminate and all Restricted Stock shall be vested in full and all limitations on the Restricted Stock set forth in this Agreement shall automatically lapse.
     (b) Upon a Qualified IPO, the Restricted Periods shall terminate to the extent necessary to cause the accelerated vesting and termination of the Restricted Periods with respect to 50% of all shares of Restricted Stock remaining unvested immediately prior to the application of this Section 6(b).
     7. Certain Tax Matters. The undersigned expressly acknowledges the following:
     (a) The undersigned has been advised to confer promptly with a professional tax advisor to consider whether the undersigned should make a so-called “83(b) election” with respect to the Restricted Stock. Any such election, to be effective, must be made in accordance with applicable regulations and within thirty (30) days following the date of this Agreement. The Company has made no recommendation to the undersigned with respect to the advisability of making such an election.
     (b) The award or vesting of the Restricted Stock acquired hereunder, and the payment of dividends with respect to such Restricted Stock, may give rise to “wages” subject to withholding. The undersigned expressly acknowledges and agrees that his rights hereunder are subject to his promptly paying to the Company in cash (or by such other means as may be acceptable to the Company in its discretion, including, if the Administrator so determines, by the delivery of previously acquired Stock or shares of Stock acquired hereunder or by the withholding of amounts from any payment hereunder) all taxes required to be withheld in connection with such award, vesting or payment.
     8. Plan Governing. The Participant hereby acknowledges receipt of a copy of the Plan and accepts and agrees to be bound by all of the terms and conditions of the Plan as if set out verbatim in this Agreement. In the event of a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall control.
     9. Miscellaneous. This Agreement may be amended only by written agreement of the Participant and the Company and may be amended without the consent of any other person. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, representatives, heirs, descendants, distributees and permitted assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
[Signature page follows]

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the Effective Date.

SELECT MEDICAL HOLDINGS CORPORATION
By:	/s/ Sean M. Traynor
Name:
Title:

PARTICIPANT:
/s/ Rocco A. Ortenzio
Rocco A. Ortenzio

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